IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

STORAGE COMPUTER CORPORATION,

             Plaintiff

   v.

VERITAS SOFTWARE                            Civil Action No. 3:01-CV-2078-N
CORPORATION and VERITAS
SOFTWARE GLOBAL CORPORATION,

             Defendants



                                NOTICE OF APPEAL
                                ----------------
     Notice is hereby given that plaintiff Storage Computer Corporation in the above named case hereby appeals to the United States Court of Appeals for the Federal Circuit from: the Memorandum Opinion and Order on summary judgment entered on or about March 12, 2004; and the Memorandum Opinion and order on claim construction entered on or about January 28, 2003.

                                                Respectfully submitted,

Date: April 8, 2004                             /s/ William O. Fifield
    ---------------------                       ----------------------------
                                                William O. Fifield
                                                Texas Bar No. 24005203
                                                Steve Malin
                                                Texas Bar No. 12859750
                                                Thomas Tarnay
                                                Texas Bar No. 24003032
                                                Tung T. Nguyen
                                                Texas Bar No. 24007745
                                                SIDLEY AUSTIN BROWN & WOOD
                                                717 North Harwood, Suite 3400
                                                Dallas, Texas 75201
                                                (214) 981-3300 (Telephone)
                                                (214) 981-3400 (Facsimile)

                                                ATTORNEYS FOR PLAINTIFF
                                                STORAGE COMPUTER CORPORATION

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

                             CERTIFICATE OF SERVICE
                             ----------------------


     I hereby certify that a true and correct copy of the foregoing NOTICE OF APPEAL has been sent in the manner indicated to the parties listed below on the
 8 day of April, 2004.
---
         David A. Nelson
         Latham & Watkins
         Sears Tower Suite 5800
         Chicago, Illinois 60606
         Telephone: (312) 876-7700
         Facsimile: (312) 993-9767
         (via first class mail)

         Mark A. Flagel
         Latham & Watkins
         633 West Fifth Street, Suite 4000
         Los Angeles, California 90071
         Telephone: (213) 485-1234
         Facsimile: (213) 891-8763
         (via first class mail)

         John J. Little
         Little Pedersen Fankhauser L.L.P.
         901 Main Street, Suite 4110
         Dallas, Texas 75202
         Telephone: (214) 573-2300
         Facsimile: (214) 573-2323
         (via hand delivery)


                                           ------------------------------------


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